Exhibit 10.7




         September 16, 1994 Amendment to Parity Plan

                  Adding to Section 4.2.5


In the event of a "Change In Control" occurs and if this Plan is terminated, suspended, or contribution rates reduced for any or all participating employees, a "Plan Change," the current year's Accrued Payment for affected participants shall be protected as follows:

      a. Participants with respect to this Accrued Payment shall be those participating in the Plan immediately prior to the Change In Control.

      b. The payment shall be determined utilizing the contribution rates in effect prior to the Plan Change.

      c. Participants' compensation for determining the Accrued Payment shall not be less than the Participant's compensation paid and accrued as of date of Plan Change including a pro-rata share of any bonus paid or payable for the calendar year.

      d. The pro-rata share of any bonus for the calendar year of Plan Change shall be determined using a numerator equal to the months (including any partial month as a whole month) prior to the Plan Change and denominator equal to the number of whole months in the calendar year ending on the earlier of (1) the date the participant's employment is terminated, (2) the date the participant's bonus opportunity is effectively reduced or terminated, or (3) the end of the calendar year; provided however that the fraction cannot be greater than 1.0.

      e. Once a Change In Control occurs, and for the calendar year in which the Change In Control occurs and the next following calendar year, the Plan cannot be amended or modified to remove, alter or cancel the provisions of this section in any way.

      f.   As used in this Plan, Change in Control means:

           (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding common shares of the Company (the "Outstanding Company Common Shares") or (ii) the combined voting power of the then outstanding securities of the Company

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                 entitled to vote generally
                 in the election of directors (the "Outstanding
                 Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this definition shall be satisfied; and provided further that, for purposes of clause (B), if any Person
                 (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 25% or more of the Outstanding Company
                 Common Shares or 25% or more of the
                 Outstanding Company Voting Securities by reason of an acquisition by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common
                 Shares or any additional Outstanding Voting
                 Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

           (2) individuals who, as of the date of adoption of this Plan, constitute the Board of Directors of the
                 Company (the "Incumbent Board") cease for any
                 reason to constitute at least a majority of such
                 Board of Directors of the Company (the "Board"); provided, however, that any individual who becomes a director of the Company subsequent to
                 the date hereof whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the
                 Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule
                 14a-11 of Regulation 14A promulgated under the
                 Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be
                 deemed to have been a member of the Incumbent
                 Board;
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           (3)   approval by the shareholders of the Company of a
                 reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and the
                 Outstanding Company Voting Securities
                 immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Shares and the
                 Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding
                 Company Common Shares or the Outstanding
                 Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of such corporation or 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or


           (4) approval by the shareholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
                 Common Shares and the

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                 Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common
                 Shares and the Outstanding Company Voting
                 Securities, as the case may be, (B) no Person
                 (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding
                 Company Common Shares or the Outstanding
                 Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock thereof or 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.
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